Exhibit 10.2
FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement” or this “Amendment”) is entered into as of March 29, 2022, among PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.), a Delaware corporation (“PRA”, or the “Company”), PRA GROUP CANADA INC., a Canadian corporation amalgamated under the Canada Business Corporations Act (the “Canadian Borrower”, and, together with PRA, the “Borrowers”) the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent.

RECITALS

The Borrowers, the Guarantors, the Lenders, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent, are party to that certain Amended and Restated Credit Agreement dated as of May 5, 2017 (as amended, supplemented, modified and in effect from time to time until the date hereof, the “Credit Agreement”), pursuant to which the Lenders agreed to provide senior credit facilities to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as defined below).

The Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein. The Administrative Agent, the Canadian Administrative Agent and the Lenders are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrowers, the Guarantors, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
The Credit Agreement is hereby amended as follows:

1.The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“2022 Senior Unsecured Notes” means the approximately €500.0 million aggregate principal amount of the Company’s Senior Notes and/or approximately £250.0 million aggregate principal amount of the Company’s Senior Notes, issued pursuant to an Indenture, to be dated on or before December 31, 2022.

“PRA Group (UK) Revolving Credit Facility” means that certain credit facility (as may be amended, modified, supplemented, released, discharged, restated or amended and restated from time to time), by and among PRA Group Europe Holding I S.à.r.l, as borrower, the guarantors party thereto from time to time, the lenders party thereto from time to time and MUFG Bank, Ltd., as the facility agent.

Exhibit 10.2
2.The following definition in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“European Multicurrency Revolving Credit Facility” means that certain Seventh Amendment and Restatement Agreement, dated as of March 12, 2021, to the Multicurrency Revolving Credit Facility Agreement (as may be amended, modified, supplemented, released, discharged, extended, restated or amended and restated from time to time), by and among PRA Group Europe Holding S.à.r.l., as borrower, the guarantors party thereto from time to time, the lenders party thereto from time to time and DNB, as the facility agent and security agent.

3.Clause (a) of the definition of “Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

a.The outstanding principal amount of: (i) all obligations for borrowed money, whether current or long-term (including the Obligations), and (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

4.Clause (viii) of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

(viii) the Consolidated Total Leverage Ratio immediately after giving effect to any such transaction pursuant to this definition on a Pro Forma Basis shall not be greater than 3.50 to 1.0.

5.Section 8.01(v) of the Credit Agreement is hereby amended in its entirety to read as follows:

(v)    (i) Liens on the assets of PRA Group Europe Holding S.à.r.l., or any direct or indirect parent holding company of such entity or any of its Subsidiaries (so long as such entity is not a Loan Party), securing Indebtedness permitted under Section 8.03(q) and (ii) Liens on the assets of PRA Group Europe Holding I S.à.r.l and PRA Group (UK) Limited, as well as on the equity interests in PRA Group (UK) Limited, its Subsidiaries and PRA Group Europe Holding I S.à.r.l., securing the PRA Group (UK) Revolving Credit Facility or otherwise permitted under Section 8.03(p);

5. Section 8.02 of the Credit Agreement is hereby amended by (a) deleting “and” at the end of clause (u), (b) replacing the “.” at the end of clause (v) with “; and” and (c) adding a new clause (w) to read as follows:

(w)    Investments by PRA in its Subsidiaries of the net cash proceeds of the 2022 Senior Unsecured Notes; provided, however, that (i) at least 25% of the aggregate amount of such Investments shall be repaid to PRA within thirty (30) calendar days after the date of PRA’s initial Investment, and (ii) promptly after such Investment proceeds are repaid, PRA shall prepay the Loans in an amount equal to the aggregate amount of Investments repaid to PRA.

6.Section 8.03(o) of the Credit Agreement is hereby amended in its entirety to read as follows:

(o)    Indebtedness of PRA in the form of (i) Add-On Permitted Convertible Notes and/or (ii) other unsecured financings, in each case, which does not contain any financial covenants that are more restrictive than those financial covenants set forth herein or negative covenants that are more restrictive in any material respect than those negative covenants set forth herein (and any renewals, amendments or replacements of any such unsecured financings); provided, that, in each

Exhibit 10.2
case, (x) no Default or Event of Default has occurred or is continuing, or would result from the issuance of such Indebtedness, (y) such Indebtedness shall not have a maturity date or be subject to any form of mandatory redemption on or prior to 180 days following the Maturity Date, other than pursuant to conversion of the Add-On Permitted Convertible Notes, customary provisions requiring redemption upon a “change of control” (as defined in the documentation relating to the Add-On Permitted Convertible Notes or such other unsecured Indebtedness, which definition shall be no more restrictive than the corresponding definition set forth herein), an “asset sale” (as defined in the documentation for such other unsecured Indebtedness), the occurrence of a Fundamental Change (as defined in the documentation relating to the Add-On Permitted Convertible Notes or such other unsecured Indebtedness), or acceleration upon an event of default and (z) the Consolidated Total Leverage Ratio immediately after giving effect to any such Indebtedness pursuant to this clause (o) on a Pro Forma Basis shall not be greater than 3.50 to 1.0;

7.Section 8.03(p) of the Credit Agreement is hereby amended in its entirety to read as follows:

(p)    Indebtedness of PRA Group Europe Holding I S.à r.l. pursuant to the PRA Group (UK) Revolving Credit Facility and Guarantees by PRA, PRA Group (UK) Limited or any other Foreign Subsidiary of the PRA Group (UK) Revolving Credit Facility, in each case, so long as (i) after giving effect to the incurrence of any such Indebtedness (which, for purposes of this Section 8.03(p) only, shall be computed based on the aggregate committed amount thereof, and not on the funded amount thereof) on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which PRA was required to deliver financial statements pursuant to Section 7.01(a) or (b), and (ii) any such Guarantee by a Loan Party is unsecured (or otherwise structurally subordinated to the Obligations) or contractually subordinated to the Obligations in a manner and pursuant to documentation reasonably satisfactory to the Administrative Agent;

8.Section 8.03 of the Credit Agreement is hereby amended by (a) deleting “and” at the end of clause (s), (b) replacing the “.” at the end of clause (t) with “; and” and (c) adding a new clause (u) to read as follows:

(u) the 2022 Senior Unsecured Notes (and any renewals, exchanges, amendments or replacements of such 2022 Senior Unsecured Notes); provided, that, (i) no Default or Event of Default has occurred or is continuing, or would result from the issuance of such Indebtedness and (y) the Consolidated Total Leverage Ratio immediately after giving effect to any such Indebtedness pursuant to this clause (u) on a Pro Forma Basis shall not be greater than 3.50 to 1.0.

9.Section 8.09 of the Credit Agreement is hereby amended by (a) replacing “or” between clause (9) and (10) with “,” and (b) adding the following text immediately before the “.”:

or (11) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(p); provided that, any such restriction contained therein relates only to the asset or assets of PRA Group Europe Holding I S.à.r.l and PRA Group (UK) Limited, as well as on the equity interests in PRA Group (UK) Limited, or any direct or indirect parent holding company of such entity or any of its Subsidiaries

ARTICLE II

Exhibit 10.2
CONDITIONS TO EFFECTIVENESS

The amendments set forth in Article I shall become effective on the date first written above (the “Fifth Amendment Effective Date”), when the following conditions have been met:

1.Counterparts. Receipt by the Agents of counterparts of this Amendment executed by the Administrative Agent, the Canadian Administrative Agent, the L/C Issuer, the applicable Lenders, the Borrowers and the Guarantors.

2.Amendment Fee. Receipt by the Administrative Agent, for the account of each Lender that consents to this Amendment, of an amendment fee in an amount equal to five (5) basis points of the Canadian Revolving Commitment, the Domestic Revolving Commitment and the Outstanding Amount of the Term Loan, in each case of such Lender as of the date of this Amendment, which fee shall be fully earned on the date hereof and shall be nonrefundable.

3.Expenses. Receipt by the Administrative Agent of all other reasonable fees and expenses due and owing in connection with this Agreement, including, without limitation, the reasonable and documented legal fees and expenses of Moore & Van Allen PLLC, counsel to the Agents and the Lenders.

ARTICLE III
MISCELLANEOUS
1.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2.Electronic Execution; Electronic Records; Counterparts. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section 3.2 may include use or acceptance by the Agents of a manually signed paper communication which has been converted into electronic form (such as scanned into “.pdf”), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agents are not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agents pursuant to procedures approved by them; provided, that, without limiting the foregoing, (a) to the extent the Agents have agreed to accept such Electronic Signature, the Agents shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party, any Lender, L/C Issuer, or the Swing Line Lender without further verification, and (b) upon the request of any Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

3.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Exhibit 10.2
4.Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and each Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. This Amendment shall constitute a Loan Document.

5.Representations and Warranties. To induce the Agents and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to the Agents and the Lenders as of the Fifth Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement shall be true and correct in all respects) as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement was true and correct in all respects) on and as of such earlier date).

[SIGNATURE PAGES FOLLOW]

Exhibit 10.2
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the first date above written.

BORROWERS:                        PRA GROUP, INC.

By:_____________________________
Name: Peter M. Graham
Title: Executive Vice President and Chief Financial Officer

PRA GROUP CANADA, INC.

By:_____________________________
Name: Dennis Hunter
Title: Vice President

GUARANTORS:                        PORTFOLIO RECOVERY
ASSOCIATES, LLC

By:_____________________________
Name: Christopher B. Graves
Title: President, Treasurer and Secretary

PRA HOLDINGS I, LLC
PRA HOLDINGS II, LLC
PRA HOLDINGS III, LLC
PRA HOLDINGS IV, LLC
PRA HOLDINGS V, LLC
PRA HOLDINGS VI, LLC
PRA HOLDINGS VII, LLC

By:_____________________________
Name: Pete M. Graham
Title: Vice President, Treasurer

PRA FINANCIAL SERVICES, LLC
PRA AUTO FUNDING, LLC

By:_____________________________
Name: Christopher D. Lagow
Title: Manager

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PRA RECEIVABLES
MANAGEMENT, LLC

By:_____________________________
Name: Carol Elizabeth Hardy
Title: Vice President

CLAIMS COMPENSATION
BUREAU, LLC

By:_____________________________
Name: Robert J. Rey
Title: President

BANK OF AMERICA, N.A., as
Administrative Agent

By:_____________________________
Name: Felicia Brinson
Title: Assistant Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent

By:_____________________________
Name: Medina Sales de Andrade
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:_____________________________
Name: Mark A. Zirkle
Title: Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as a Lender

By:_____________________________
Name: Medina Sales de Andrade
Title: Vice President

Exhibit 10.2

TRUIST BANK, as a Lender

By:_____________________________
Name: Hays Wood
Title: Director

DNB CAPITAL LLC, as a Lender

By:_____________________________
Name: Dania Hinedi
Title: Senior Vice President

By:_____________________________
Name: Bret Douglas
Title: Senior Vice President

MUFG BANK, LTD., as a lender

By:_____________________________
Name: George Stoecklein
Title: Managing Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name: Eric Purzycki
Title: Duly Authorized Signatory

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name: Christopher Griffin
Title: Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, acting through its Canada branch, as a Lender

Exhibit 10.2
By:_____________________________
Name: Steve Blazevic
Title: Senior Vice President

CITIZENS BANK, N.A., as a Lender

By:_____________________________
Name: Karmyn Paul
Title: Vice President

REGIONS BANK, as a Lender

By:_____________________________
Name: William Soo
Title: Director

FIRST HORIZON BANK, as a Lender

By:_____________________________
Name: Todd Warrick
Title: EVP

ATLANTIC UNION BANK, as a Lender

By:_____________________________
Name: William P. Massie
Title: Vice President

ING CAPITAL LLC, as a Lender

By:_____________________________
Name: Jonathan Banks
Title: Managing Director

By:_____________________________
Name: Alexander Kreissman
Title: Director

Exhibit 10.2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name: Brian P. Fox
Title: Senior Vice President

UMPQUA BANK, as a Lender

By:_____________________________
Name: Lisa Fitch
Title: Vice President/Client Solutions Manager

RAYMOND JAMES BANK, as a Lender

By:_____________________________
Name: Kathy Bennett
Title: Senior Vice President

FARMERS BANK, as a Lender

By:_____________________________
Name: Jeffrey S. Creekmore
Title: Senior Vice President